4Q 2025 Earnings Results &
Supplemental Information of CNX Resources

TABLE OF CONTENTS:	Page:

Production Volumes and Activity Summary........................................................................................................................	2

Hedge Volumes and Pricing…...........................................................................................................................................	3

Hedging Gain/Loss Projections and Actuals..............................................................................................................	4

Consolidated Statements of Income..................................................................................................................................	5

Consolidated Balance Sheets............................................................................................................................................	6

Consolidated Statements of Cash Flows….......................................................................................................................	7

Market Mix and Natural Gas Price Reconciliation…..........................................................................................................	8

Price and Cost Data (Per Mcfe).........................................................................................................................................	9

Guidance............................................................................................................................................................................	10

Definitions..........................................................................................................................................................................	11

Sales of Natural Gas, NGL and Oil, including Cash Settlements and Natural Gas, NGL and Oil Production Costs.........	12

Quarterly Adjusted EBITDAX and Adjusted Net Income....................................................................................................	13

Operating Margin...............................................................................................................................................................	14

Cash Operating Margin......................................................................................................................................................	15

Net Debt and Adjusted EBITDAX TTM..............................................................................................................................	16

Free Cash Flow..................................................................................................................................................................	17

Risk Factors.......................................................................................................................................................................	18

NOTE: Please note that CNX is unable to provide a reconciliation of non-GAAP projected financial results contained in this presentation, including the non-GAAP measures referenced above, to their respective comparable financial measure calculated in accordance with GAAP. This is due to our inability to calculate the comparable GAAP projected metrics, including operating income, net cash provided by operating activities and total production costs, given the unknown effect, timing, and potential significance of certain income statement items.

PRODUCTION VOLUMES

GAS	Q4-2025	Q3-2025	Q2-2025	Q1-2025	YTD-2025	Q4-2024
Shale Sales Volumes (Bcf)	130.5	139.2	146.9	126.0	542.6	115.6
CBM Sales Volumes (Bcf)	9.4	9.7	9.4	9.3	37.8	9.9
Other Sales Volumes (Bcf)	0.1	0.1	—	0.1	0.3	—

LIQUIDS*
NGLs Sales Volumes (Bcfe)	12.1	12.0	11.1	12.2	47.4	16.2
Oil and Condensate Sales Volumes (Bcfe)	0.2	0.3	0.2	0.2	0.9	0.2

TOTAL (Bcfe)	152.3	161.3	167.6	147.8	629.0	141.9

Average Daily Production (MMcfe)	1,654.8	1,753.3	1,841.8	1,642.3	1,723.2	1,543.1

* NGLs, Oil and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.

Q4 2025 ACTIVITY SUMMARY		TD	Frac	TIL	Average Lateral Length(1)	Rigs at Period End
SWPA	Marcellus	9	4	3	14,250	2
	Utica	-	-	-	-	-

CPA	Marcellus	-	3	-	-	-
	Utica	3	3	3	10,860	-

Total		12	10	6		2

(1) Measured in lateral feet from perforation to perforation.

HEDGE VOLUMES AND PRICING(1)

	Q1 2026	2026	2027	2028
NYMEX Hedges
Volumes (Bcf)	86.5	355.1	233.0	92.6
Average Prices ($/Mcf)	$3.68	$3.56	$4.16	$4.03

Physical Fixed Price Sales and Index Hedges
Volumes (Bcf)	25.4	103.0	141.0	35.5
Average Prices ($/Mcf)	$2.67	$2.65	$3.30	$3.10
Total Volumes Hedged (Bcf)(2)	111.9	458.2	374.0	128.1

NYMEX + Basis (fully-covered volumes)(3)
Volumes (Bcf)	110.8	443.2	374.0	128.1
Average Prices ($/Mcf)	$2.86	$2.75	$3.28	$3.25

NYMEX Hedges Exposed to Basis
Volumes (Bcf)	1.11	15.0	-	-
Average Prices ($/Mcf)	$3.68	$3.55	-	-
Total Volumes Hedged (Bcf)(2)	111.9	458.2	374.0	128.1

Estimated Conversion Factor(4)	1.072	1.066	1.061	1.057

(1) Hedge positions as of 1/23/2026.
(2) Excludes basis hedges in excess of NYMEX hedges of 5.3 Bcf and 58.7 Bcf for 2027 and 2028, respectively.
(3) Includes the impact of NYMEX and basis-only hedges as well as physical sales agreements.
(4) To convert Bcf to TBtu, multiply by conversion factor; to convert $/Mcf to $/MMBtu, divide by conversion factor.

HEDGING GAIN/LOSS PROJECTIONS
	Q1 2026				CY2026

	Hedged	Wtd. Avg.	Avg.	Forecasted	Hedged	Wtd. Avg.	Avg.	Forecasted
	Volumes	Hedged	Forward	Gain/(Loss)(2)	Volumes	Hedged	Forward	Gain/(Loss)(2)
($/MMBtu)	(000 MMBtu)	Price	Market(1)	($ in 000s)	(000 MMBtu)	Price	Market(1)	($ in 000s)
NYMEX	92,670	$3.43	$4.52	($98,675)	378,670	$3.34	$4.07	($274,866)

Index	27,000	$2.49	$4.05	($42,264)	109,500	$2.49	$3.37	($96,103)

Basis:
Eastern Gas-South (DOM)	27,000	($0.88)	($0.54)	($9,290)	109,500	($0.88)	($0.79)	($10,173)
TCO Pool (TCO)	11,925	($0.74)	($0.35)	($4,656)	48,363	($0.74)	($0.57)	($8,015)
Michcon (NMC)	8,100	($0.19)	($0.37)	$1,398	32,850	($0.19)	($0.36)	$5,541
TETCO M2 (BM2)	26,325	($1.01)	($0.42)	($15,388)	106,763	($1.01)	($0.75)	($26,699)
Transco Zone 5 South (DKR)	—	$0.00	$2.42	—	—	$0.00	$1.14	—
Total Financial Basis Hedges	73,350			($27,935)	297,475			($39,345)

Total Projected Realized Loss				($168,874)				($410,314)

Note: Forward market prices, hedged volumes, and hedge prices are as of 1/23/2026. Anticipated hedging activity is not included in projections.
(1) January 2026 prices are settled.
(2) Forecasted Gain/(Loss) amounts are based on sum of current monthly hedge positions vs. strip.

Actual Change in Derivatives
(Dollars in millions)	Q4-2025	Q3-2025	Q2-2025	Q1-2025	YTD-2025	Q4-2024
Realized (Loss) Gain	($58)	$22	($35)	($110)	($181)	$21
Unrealized Gain (Loss)	$130	110	456	(418)	$278	($304)
Gain (Loss) on Commodity Derivative Instruments	$72	$132	$421	($528)	$97	($283)

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)
Dollars in thousands, except per share data
Revenue and Other Operating Income:	Q4-2025	Q3-2025	Q2-2025	Q1-2025	YTD-2025	Q4-2024
Natural Gas, NGL and Oil Revenue	$476,615	$400,990	$485,029	$551,094	$1,913,728	$364,413
Gain (Loss) on Commodity Derivative Instruments	72,065	131,695	421,121	(528,220)	96,661	(282,992)
Purchased Gas Revenue	14,365	9,026	10,408	11,550	45,349	6,855
Other Revenue and Operating Income	47,439	42,129	45,864	47,964	183,396	48,301
Total Revenue and Other Operating Income	610,484	583,840	962,422	82,388	2,239,134	136,577
Costs and Expenses:
Operating Expense
Lease Operating Expense	20,700	27,127	26,256	23,333	97,416	17,848
Transportation, Gathering and Compression	93,939	97,053	96,953	95,159	383,104	97,586
Production, Ad Valorem, and Other Fees	6,534	7,725	9,668	7,273	31,200	6,646
Depreciation, Depletion and Amortization	145,134	149,323	152,595	127,062	574,114	128,336
Exploration and Production Related Other Costs	5,008	1,656	1,770	2,082	10,516	1,835
Purchased Gas Costs	13,581	8,455	9,402	11,209	42,647	6,699
Selling, General, and Administrative Costs	41,846	30,375	29,068	39,013	140,302	43,542
Other Operating Expense	14,640	19,178	21,014	14,080	68,912	20,576
Total Operating Expense	341,382	340,892	346,726	319,211	1,348,211	323,068
Other Expense (Income)
Other Expense	4,288	1,752	3,729	3,947	13,716	4,539
Gain on Assets Sales and Abandonments, net	(2,410)	(67,460)	(17,715)	(9,583)	(97,168)	(33,627)
Loss on Debt Extinguishment	842	—	—	—	842	—
Interest Expense	41,975	42,964	44,041	41,612	170,592	36,596
Total Other Expense (Income)	44,695	(22,744)	30,055	35,976	87,982	7,508
Total Costs and Expenses	386,077	318,148	376,781	355,187	1,436,193	330,576
Income (Loss) Before Income Tax	224,407	265,692	585,641	(272,799)	802,941	(193,999)
Income Tax Expense (Benefit)	28,154	63,589	153,120	(75,084)	169,779	(49,375)
Net Income (Loss)	$196,253	$202,103	$432,521	($197,715)	$633,162	($144,624)

Earnings (Loss) per Share
Basic	$1.45	$1.45	$3.02	($1.34)	$4.48	($0.97)
Diluted	$1.28	$1.21	$2.53	($1.34)	$3.98	($0.97)

Weighted-Average Shares Outstanding	Q4-2025	Q3-2025	Q2-2025	Q1-2025	YTD-2025	Q4-2024
Weighted-Average Shares of Common Stock Outstanding	135,514,779	139,251,482	143,429,950	147,778,141	141,453,847	148,946,949
Effect of Diluted Shares*	19,021,107	28,333,716	28,316,646	—	18,898,674	—
Weighted-Average Diluted Shares of Common Stock Outstanding	154,535,886	167,585,198	171,746,596	147,778,141	160,352,521	148,946,949

*During periods in which the Company incurs a net loss, diluted weighted average shares outstanding are equal to basic weighted average shares outstanding because the effect of all equity awards and the potential share settlement impact related to CNX’s Convertible Notes are antidilutive.

CONSOLIDATED BALANCE SHEETS

(Unaudited)
Dollars in thousands	31-Dec-25	30-Sep-25	30-Jun-25	31-Mar-25	31-Dec-24
ASSETS
Current Assets:
Cash and Cash Equivalents	$779	$4,735	$3,391	$2,615	$17,198
Restricted Cash	12,685	10,168	10,072	10,272	37,875
Accounts and Notes Receivable:
Trade, net	264,658	141,264	180,152	246,765	179,547
Other Receivables, net	61,249	56,596	37,166	51,560	17,859
Supplies Inventories	26,201	30,822	39,318	27,591	14,572
Derivative Instruments	106,068	100,076	107,401	68,860	87,925
Prepaid Expenses	18,697	17,234	16,725	17,767	15,659
Total Current Assets	490,337	360,895	394,225	425,430	370,635
Property, Plant and Equipment:
Property, Plant and Equipment	14,057,224	13,839,517	13,771,249	13,667,826	13,037,948
Less—Accumulated Depreciation, Depletion and Amortization	6,193,871	6,054,758	5,912,645	5,771,499	5,653,837
Total Property, Plant and Equipment—Net	7,863,353	7,784,759	7,858,604	7,896,327	7,384,111
Other Non-Current Assets:
Operating Lease Right-of-Use Assets	150,310	167,893	91,546	85,666	98,713
Derivative Instruments	134,396	118,387	167,561	165,908	160,183
Goodwill	323,314	323,314	323,314	323,314	323,314
Other Intangible Assets	57,333	58,971	60,609	62,247	63,885
Restricted Cash	—	2,430	2,428	—	—
Other	75,403	87,469	89,580	87,817	111,062
Total Other Non-Current Assets	740,756	758,464	735,038	724,952	757,157
TOTAL ASSETS	$9,094,446	$8,904,118	$8,987,867	$9,046,709	$8,511,903
LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$158,811	$110,649	$120,019	$144,376	$123,249
Derivative Instruments	377,945	316,729	403,112	770,980	354,621
Current Portion of Finance Lease Obligations	5,095	5,080	4,338	4,335	4,236
Current Portion of Long-Term Debt	208,095	329,378	328,837	328,300	327,766
Current Portion of Operating Lease Obligations	48,453	48,140	47,819	50,082	51,474
Other Accrued Liabilities	325,976	255,313	293,558	284,820	261,232
Total Current Liabilities	1,124,375	1,065,289	1,197,683	1,582,893	1,122,578
Non-Current Liabilities:
Long-Term Debt	2,213,264	2,247,199	2,286,855	2,353,350	1,838,234
Finance Lease Obligations	24,991	26,209	19,229	20,304	21,040
Operating Lease Obligations	104,955	122,477	46,424	37,834	49,519
Derivative Instruments	158,368	251,206	342,613	439,769	429,533
Deferred Income Taxes	857,367	836,354	761,490	604,526	696,136
Asset Retirement Obligations	163,051	124,460	125,504	124,253	119,189
Other	111,059	115,351	115,356	113,006	137,644
Total Non-Current Liabilities	3,633,055	3,723,256	3,697,471	3,693,042	3,291,295
TOTAL LIABILITIES	4,757,430	4,788,545	4,895,154	5,275,935	4,413,873
Stockholders' Equity:
Common Stock	1,427	1,360	1,420	1,456	1,490
Capital in Excess of Par Value	2,357,039	2,254,021	2,298,970	2,324,116	2,348,959
Preferred Stock	—	—	—	—	—
Retained Earnings	1,984,229	1,865,695	1,797,896	1,450,844	1,753,293
Accumulated Other Comprehensive Loss	(5,679)	(5,503)	(5,573)	(5,642)	(5,712)
TOTAL STOCKHOLDERS' EQUITY	4,337,016	4,115,573	4,092,713	3,770,774	4,098,030
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$9,094,446	$8,904,118	$8,987,867	$9,046,709	$8,511,903

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)
Dollars in thousands
	Q4-2025	Q3-2025	Q2-2025	Q1-2025	YTD-2025	Q4-2024
Cash Flows from Operating Activities:
Net Income (Loss)	$196,253	$202,103	$432,521	($197,715)	$633,162	($144,624)
Depreciation, Depletion and Amortization	145,134	149,323	152,595	127,062	574,114	128,336
Amortization of Deferred Financing Costs	2,650	2,713	2,701	2,668	10,732	2,623
Stock-Based Compensation	4,614	5,165	5,084	8,816	23,679	4,346
Gain on Asset Sales and Abandonments, net	(2,410)	(67,460)	(17,715)	(9,583)	(97,168)	(33,627)
Loss on Debt Extinguishment	842	—	—	—	842	—
(Gain) Loss on Commodity Derivative Instruments	(72,065)	(131,695)	(421,121)	528,220	(96,661)	282,992
Net Cash Received (Paid) in Settlement of Commodity Derivative Instruments	18,441	10,405	(84,097)	(88,285)	(143,536)	73,592
Deferred Income Taxes	21,070	74,838	156,938	(91,636)	161,210	(50,060)
Other	(4)	1,351	(605)	1,097	1,839	344
Changes in Operating Assets:
Accounts and Notes Receivable	(115,678)	39,266	81,874	(72,103)	(66,641)	(43,986)
Supplies Inventories	4,621	8,496	(11,727)	(13,019)	(11,629)	(1,606)
Prepaid Expenses	(1,463)	(509)	1,042	(2,108)	(3,038)	3,600
Changes in Other Assets	(350)	(291)	(103)	23,277	22,533	(748)
Changes in Operating Liabilities:
Accounts Payable	39,583	(17,917)	(13,453)	13,396	21,609	454
Accrued Interest	20,452	(21,309)	20,335	(14,419)	5,059	16,710
Other Operating Liabilities	39,258	(20,769)	(24,184)	24,565	18,870	34,075
Changes in Other Liabilities	(3,900)	51	2,407	(24,577)	(26,019)	(3,624)
Net Cash Provided by Operating Activities	297,048	233,761	282,492	215,656	1,028,957	268,797

Cash Flows from Investing Activities:
Capital Expenditures	(174,414)	(75,544)	(113,565)	(131,465)	(494,988)	(105,495)
Proceeds from Asset Sales	2,449	67,793	20,783	16,630	107,655	36,582
Investments in Equity Affiliates	7,322	—	(2,140)	(1,163)	4,019	(1,309)
Apex Acquisition (Net of Cash Acquired)	—	—	—	(517,599)	(517,599)	—
Net Cash Used in Investing Activities	(164,643)	(7,751)	(94,922)	(633,597)	(900,913)	(70,222)

Cash Flows from Financing Activities:
Proceeds from CNXM Revolving Credit Facility Borrowings	86,300	72,500	88,175	92,250	339,225	71,700
Repayments of CNXM Revolving Credit Facility Borrowings	(74,050)	(74,000)	(88,875)	(85,600)	(322,525)	(82,300)
Proceeds from CNX Revolving Credit Facility Borrowings	352,500	436,350	365,300	772,950	1,927,100	194,800
Repayments of CNX Revolving Credit Facility Borrowings	(399,750)	(475,550)	(431,900)	(463,350)	(1,770,550)	(304,600)
Proceeds from Issuance of CNX Senior Notes	—	—	—	198,500	198,500	—
Payments on Other Debt	(1,375)	(1,181)	(948)	(960)	(4,464)	(686)
Proceeds from Issuance of Common Stock	1,108	56	110	820	2,094	1,481
Shares Withheld for Taxes	(167)	(348)	(406)	(13,086)	(14,007)	(98)
Purchases of Common Stock	(100,335)	(182,374)	(115,714)	(125,138)	(523,561)	(25,005)
Debt Issuance and Financing Fees	(505)	(21)	(308)	(631)	(1,465)	(104)
Net Cash (Used in) Provided by Financing Activities	(136,274)	(224,568)	(184,566)	375,755	(169,653)	(144,812)
Net (Decrease) Increase in Cash, Cash Equivalents, and Restricted Cash	(3,869)	1,442	3,004	(42,186)	(41,609)	53,763
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	17,333	15,891	12,887	55,073	55,073	1,310
Cash, Cash Equivalents, and Restricted Cash at End of Period	$13,464	$17,333	$15,891	$12,887	$13,464	$55,073

MARKET MIX AND NATURAL GAS PRICE RECONCILIATION
	2026E
	Gas Sold (%)(1)	Basis(2)
Eastern Gas-South	28%	($0.77)
ETNG Mainline	4%	$0.52
TCO Pool	21%	($0.57)
TETCO ELA & WLA	2%	($0.20)
TETCO M3	5%	($0.12)
TETCO M2	24%	($0.76)
Michcon	8%	($0.36)
Physical basis sales	9%	($0.31)
Weighted Average Basis	100%	($0.56)

NYMEX		$4.07
Weighted Average Basis (Not considering hedging)		($0.56)
Realized Price (per MMBtu)		$3.51
Conversion Factor (MMBtu/Mcf)		1.07
Realized Price Before Financial Hedging (per Mcf)		$3.76

(1) Individual market percentages exclude physical basis sales, which are shown separately.
(2) Forward market basis prices as of 1/23/2026.

PRICE AND COST DATA (PER MCFE) - NON-GAAP
	Q4-2025	Q3-2025	Q2-2025	Q1-2025	YTD-2025	Q4-2024
Average Sales Price - Natural Gas	$3.12	$2.43	$2.84	$3.66	$2.99	$2.41
Average (Loss) Gain on Commodity Derivative Instruments - Cash Settlement	($0.42)	$0.15	($0.23)	($0.81)	($0.31)	$0.17
Average Sales Price - Oil and Condensate*	$8.83	$9.49	$8.74	$9.61	$9.21	$9.59
Average Sales Price - NGLs*	$3.15	$3.04	$3.58	$4.42	$3.55	$3.64

Average Sales Price of Natural Gas, NGL and Oil, including Cash Settlement	$2.75	$2.62	$2.68	$2.99	$2.75	$2.72

Lease Operating Expense (LOE)	$0.14	$0.17	$0.16	$0.16	$0.15	$0.13
Production, Ad Valorem, and Other Fees	$0.04	$0.05	$0.05	$0.05	$0.05	$0.05
Transportation, Gathering and Compression	$0.62	$0.60	$0.58	$0.64	$0.61	$0.69
Depreciation, Depletion and Amortization (DD&A)	$0.92	$0.89	$0.88	$0.83	$0.88	$0.86
Total Natural Gas, NGL and Oil Production Costs	$1.72	$1.71	$1.67	$1.68	$1.69	$1.73

Total Natural Gas, NGL and Oil Production Cash Costs, before DD&A	$0.80	$0.82	$0.79	$0.85	$0.81	$0.87
Natural Gas, NGL and Oil Production Cash Margin, before DD&A	$1.95	$1.80	$1.89	$2.14	$1.94	$1.85

Fully Burdened Cash Costs, before DD&A(1)	$1.11	$1.09	$1.05	$1.11	$1.09	$1.22
Fully Burdened Cash Margin, before DD&A	$1.64	$1.53	$1.63	$1.88	$1.66	$1.50

Note: "Total Natural Gas, NGL and Oil Production Costs" excludes Selling, General, and Administration and Other Operating Expenses.
*NGLs, Oil, and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.
(1) Fully burdened cash costs include production cash costs, selling, general and administrative (SG&A) cash costs, other operating cash expense, other cash expense (income), other revenue and operating income, and cash interest expense. Q4 2025, Q3 2025, Q2, 2025, Q1 2025, YTD 2025 and Q4 2024 total fully burdened cash costs exclude a (gain)/loss on asset sales of $(0.02) per Mcfe, ($0.42) per Mcfe, ($0.11) per Mcfe, $0.06 per Mcfe, ($0.15) per Mcfe and ($0.24) per Mcfe, respectively. Q4 2025, Q3 2025, Q2, 2025, Q1 2025, YTD 2025 and Q4 2024 exclude unrealized losses on interest rate swaps and noncash amortization of $0.02 per Mcfe, $0.02 per Mcfe, $0.02 per Mcfe, $0.02 per Mcfe, $0.02 per Mcfe and $0.02 per Mcfe, respectively. Q4 2025, Q3 2025, Q2, 2025, Q1 2025, YTD 2025 and Q4 2024 exclude loss on debt extinguishment and inventory adjustments of $0.01 per Mcfe, $0.00 per Mcfe, $0.00 per Mcfe, $0.01 per Mcfe, $0.00 per Mcfe, and $0.00 per Mcfe, respectively.

Natural Gas Price Reconciliation	Q4-2025	Q3-2025	Q2-2025	Q1-2025	YTD-2025	Q4-2024
NYMEX Natural Gas ($/MMBtu)	$3.55	$3.07	$3.44	$3.65	$3.43	$2.79
Average Differential	(0.62)	(0.77)	(0.76)	(0.26)	(0.61)	(0.54)
BTU Conversion (MMBtu/Mcf)*	0.19	0.12	0.15	0.27	0.18	0.17
(Loss) Gain on Natural Gas Commodity Derivative Instruments-Cash Settlement	(0.42)	0.15	(0.23)	(0.81)	(0.31)	0.17
Realized Natural Gas Price per Mcf	$2.70	$2.57	$2.61	$2.85	$2.68	$2.59
*Conversion factor	1.07	1.05	1.06	1.08	1.06	1.07

GUIDANCE

($ in millions)	2026E
	Low		High
Production Volumes (Bcfe)	605	-	620
% Liquids	~7%	‘-	~8%
% of Natural Gas Hedged	81%

Prices on Open Volumes(1)
Natural Gas NYMEX ($/MMBtu)	$4.07
Natural Gas Differential ($/MMBtu)	($0.56)
NGL Realized Price ($/Bbl)	~$20.75

($ in millions)
Adjusted EBITDAX(2)	$1,310	-	$1,360

Capital Expenditures
Drilling & Completions (D&C)	$390	-	$410
Non-D&C	$150	-	$160
Base Capital Expenditures	$540	-	$570
Utica Shale rights payment	$16	-	$16
Total Capital Expenditures	$556	-	$586

Environmental Attributes Sales Free Cash Flow (FCF) Impact(2)	~$70

Free Cash Flow (FCF)(2)(3)	~$550
FCF Per Share(2)(3)(4)	~$3.55

(1) Forward market prices for 2026 guidance as of 1/23/2026.
(2) Includes approximately $20 million from the sale of 45Z tax credits for 8 months of remediation activities in 2025. Non-GAAP measures. See “Non-GAAP Financial Measures” for definitions.
(3) Guidance for total FCF includes approximately $30 million in expected asset sales in 2026.
(4) Guidance for 2026 FCF per share based on shares outstanding of 142,402,658, as of 1/23/2026, plus 12.4 million net shares issued to settle the remaining convertible notes.

2026E ACTIVITY SUMMARY		TIL	Average Lateral Length(1)
SWPA	Marcellus	24	13,750

CPA	Marcellus	3	7,880
	Utica	3	13,500

Total		30

(1) Measured in lateral feet from perforation to perforation.

Non-GAAP Measures (Definitions, Purpose, and Reconciliations)

CNX's management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful for investors in analyzing the company. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating CNX because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

Definitions: EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below. Although EBIT, EBITDAX, and adjusted EBITDAX are not measures of performance calculated in accordance with generally accepted accounting principles, management believes that they are useful to an investor in evaluating CNX Resources because they are widely used to evaluate a company's operating performance. We exclude stock-based compensation from adjusted EBITDAX because we do not believe it accurately reflects the actual operating expense incurred during the relevant period and may vary widely from period to period irrespective of operating results. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with generally accepted accounting principles. In addition, because all companies do not calculate EBIT, EBITDAX or adjusted EBITDAX identically, the presentation here may not be comparable to similarly titled measures of other companies. Sales of natural gas, NGL and oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Natural gas, NGL and oil production costs excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations. Adjusted Net Income (Loss) is defined as net income after adjusting for the discrete items listed below as well as the tax effectiveness. Operating Margins are defined as adjusted EBIT divided by Total Revenue after adjusting for unrealized (gain) loss on commodity derivative instruments. Adjusted Trailing-Twelve-Months (TTM) EBITDAX is defined as EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below. Cash Operating Margins are defined as adjusted EBITDA divided by total Revenue after adjusting for unrealized (gain) loss on commodity derivative instruments. Net Debt is defined as total long-term debt minus cash, cash equivalents, and restricted cash. Adjusted Net Debt is defined as total long-term debt plus the historical impact of recent accounting pronouncement, minus cash, cash equivalents, and restricted cash. Free Cash Flow (FCF) is defined as net cash provided by operating activities minus capital expenditures plus proceeds from asset sales and minus investments in equity affiliates.

Reconciliations of EBIT, EBITDAX, adjusted EBITDAX, adjusted EBIT, adjusted EBITDA, sales of natural gas, NGL and oil, including cash settlements, natural gas, NGL and oil production costs, adjusted net income, operating margins, cash operating margins, net debt, adjusted net debt, adjusted TTM EBITDAX and FCF to the most directly comparable GAAP financial measures are as follows:

Non-GAAP Measures

Sales of Natural Gas, NGL and Oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Sales of Natural Gas, NGL and Oil, including cash settlements is a non-GAAP measure that excludes purchased gas revenue and other revenue and operating income, which are not directly related to CNX’s natural gas producing activities. Natural Gas, NGL and Oil Production Costs is a non-GAAP measure that excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations (See Note 21 - Segment Information of the Notes to the Audited Consolidated Financial Statements in Item 8 of CNX's 2024 Annual Report on Form 10-K as filed with the SEC on February 11, 2025). These expenses include, but are not limited to, interest expense and other corporate expenses such as selling, general and administrative costs in the current periods presented.

(Dollars in millions)	Q4-2025	Q3-2025	Q2-2025	Q1-2025	YTD-2025	Q4-2024
Total Revenue and Other Operating Income	$611	$584	$962	$82	$2,239	$138
(Deduct) Add:
Purchased Gas Revenue	(15)	(9)	(10)	(11)	(45)	(7)
Unrealized (Gain) Loss on Commodity Derivative Instruments	(130)	(110)	(456)	418	(278)	304
Other Revenue and Operating Income	(47)	(42)	(46)	(48)	(183)	(49)
Sales of Natural Gas, NGL and Oil, including Cash Settlements, a Non-GAAP Financial Measure	$419	$423	$450	$441	$1,733	$386

Total Operating Expense	$342	$341	$346	$319	$1,348	$323
(Deduct):
Depreciation, Depletion and Amortization (DD&A) - Corporate	(5)	(5)	(4)	(6)	(20)	(3)
Exploration and Production Related Other Costs	(5)	(2)	(2)	(2)	(11)	(2)
Purchased Gas Costs	(14)	(9)	(9)	(11)	(43)	(7)
Selling, General and Administrative Costs	(42)	(30)	(29)	(39)	(140)	(43)
Other Operating Expense	(15)	(19)	(21)	(14)	(69)	(22)
Natural Gas, NGL and Oil Production Costs, a Non-GAAP Financial Measure[1]	$261	$276	$281	$247	$1,065	$246
1 Natural Gas, NGL and Oil production costs consists primarily of lease operating expense, production ad valorem and other fees, transportation, gathering and compression and production related depreciation, depletion and amortization.

Non-GAAP Measures

EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below.

(Dollars in millions)	Q4-2025	Q3-2025	Q2-2025	Q1-2025	YTD-2025	Q4-2024
Net Income (Loss)	$196	$202	$433	($198)	$633	($145)
Interest Expense	42	43	43	42	170	37
Interest Income	—	—	(1)	—	(1)	(2)
Income Tax Expense (Benefit)	28	64	153	(75)	170	(50)
Earnings (Loss) Before Interest & Taxes (EBIT)	266	309	628	(231)	972	(160)
Depreciation, Depletion & Amortization	145	149	153	127	574	129
Exploration Expense	5	2	2	2	11	2
Earnings (Loss) Before Interest, Taxes, DD&A and Exploration (EBITDAX)	$416	$460	$783	($102)	$1,557	($29)
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	(130)	(110)	(456)	418	(278)	304
Gain on Non-Core Asset Sale	—	(57)	—	—	(57)	—
Stock-Based Compensation	5	5	5	9	24	5
Loss on Debt Extinguishment	1	—	—	—	1	—
Total Pre-tax Adjustments	(124)	(162)	(451)	427	(310)	309
Adjusted EBITDAX	$292	$298	$332	$325	$1,247	$280

Adjusted Net Income is defined as net income after adjusting for the discrete items listed below as well as the related tax effect.

(Dollars in millions)	Q4-2025	Q3-2025	Q2-2025	Q1-2025	YTD-2025	Q4-2024
Net Income (Loss) from EBITDAX Reconciliation	$196	$202	$433	($198)	$633	($145)
Adjustments:
Total Pre-tax Adjustments from EBITDAX Reconciliation	(124)	(162)	(451)	427	(310)	309
Tax Effect of Adjustments	31	42	119	(113)	79	(79)
Adjusted Net Income	$103	$82	$101	$116	$402	$85

Non-GAAP Measures

Operating Margin: Adjusted EBIT divided by Total Revenue and Other Operating Income after adjusting for unrealized (gain) loss on commodity derivative instruments.

(Dollars in millions)	Q4-2025	Q3-2025	Q2-2025	Q1-2025	YTD-2025	Q4-2024
Total Revenue and Other Operating Income	$611	$584	$962	$82	$2,239	$138

Net Income (Loss)	$196	$202	$433	($198)	$633	($145)
Interest Expense	42	43	43	42	170	37
Interest Income	—	—	(1)	—	(1)	(2)
Income Tax Expense (Benefit)	28	64	153	(75)	170	(50)
Earnings (Loss) Before Interest & Taxes (EBIT)	266	309	628	(231)	972	(160)
Depreciation, Depletion & Amortization	145	149	153	127	574	129
Earnings (Loss) Before Interest, Taxes, DD&A (EBITDA)	$411	$458	$781	($104)	$1,546	($31)
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	($130)	($110)	($456)	$418	($278)	$304
Total Adjustments	($130)	($110)	($456)	$418	($278)	$304

Total Revenue and Other Operating Income Minus Unrealized (Gain) Loss on Commodity Derivative Instruments	$481	$474	$506	$500	$1,961	$442
Adjusted EBIT	$136	$199	$172	$187	$694	$144
Operating Margin	28%	42%	34%	37%	35%	33%

Non-GAAP Measures

Cash Operating Margin: Adjusted EBITDA divided by Total Revenue and Other Operating Income after adjusting for unrealized (gain) loss on commodity derivative instruments, stock based compensation and the other discrete items listed below.

(Dollars in millions)	Q4-2025	Q3-2025	Q2-2025	Q1-2025	YTD-2025	Q4-2024
Total Revenue and Other Operating Income	$611	$584	$962	$82	$2,239	$138

Net Income (Loss)	$196	$202	$433	($198)	$633	($145)
Interest Expense	42	43	43	42	170	37
Interest Income	—	—	(1)	—	(1)	(2)
Income Tax Expense (Benefit)	28	64	153	(75)	170	(50)
Earnings (Loss) Before Interest & Taxes (EBIT)	266	309	628	(231)	972	(160)
Depreciation, Depletion & Amortization	145	149	153	127	574	129
Earnings (Loss) Before Interest, Taxes, DD&A (EBITDA)	$411	$458	$781	($104)	$1,546	($31)
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	$(130)	$(110)	$(456)	$418	($278)	304
Gain on Non-Core Asset Sale	—	(57)	—	—	(57)	—
Stock-Based Compensation	5	5	5	9	24	5
Loss on Debt Extinguishment	1	—	—	—	1	—
Total Adjustments	($124)	($162)	($451)	$427	($310)	$309

Total Revenue and Other Operating Income Minus Unrealized (Gain) Loss on Commodity Derivative Instruments	$481	$474	$506	$500	$1,961	$442
Adjusted EBITDA	$287	$296	$330	$323	$1,236	$278
Cash Operating Margin	60%	62%	65%	65%	63%	63%

Non-GAAP Measures

Management uses net debt to determine the company's outstanding debt obligations that would not be readily satisfied by its cash, cash equivalents, and restricted cash on hand. Management believes that using net debt is useful to investors in determining the company's leverage ratio since the company could choose to use its cash, cash equivalents, and restricted cash to retire debt.

Net Debt: Total long-term debt minus cash, cash equivalents, and restricted cash.
Adjusted Net Debt : Total long-term debt, plus the historical impact of recent accounting pronouncement, minus cash, cash equivalents, and restricted cash.

(Dollars in millions)
Net Debt	31-Dec-25	30-Sep-25	30-Jun-25	31-Mar-25	31-Dec-24	31-Dec-23	31-Dec-22	31-Dec-21	31-Dec-20
Total Long-Term Debt (GAAP)(1)	$2,421	$2,577	$2,616	$2,682	$2,166	$2,214	$2,206	$2,214	$2,424
Less: Cash, Cash Equivalents, and Restricted Cash	13	17	16	13	55	—	21	4	22
Net Debt	$2,408	$2,560	$2,600	$2,669	$2,111	$2,214	$2,185	$2,210	$2,402
(1) Includes current portion

(Dollars in millions)
Adjusted Net Debt	31-Dec-25	30-Sep-25	30-Jun-25	31-Mar-25	31-Dec-24	31-Dec-23	31-Dec-22	31-Dec-21	31-Dec-20
Total Long-Term Debt (GAAP)(1)	$2,421	$2,577	$2,616	$2,682	$2,166	$2,214	$2,206	$2,214	$2,424
Plus: Impact of Recent Accounting Pronouncement(2)	—	—	—	—	—	—	—	82	98
Less: Cash, Cash Equivalents, and Restricted Cash	13	17	16	13	55	—	21	4	22
Adjusted Net Debt	$2,408	$2,560	$2,600	$2,669	$2,111	$2,214	$2,185	$2,292	$2,500
(1) Includes current portion.
(2) On January 1, 2022, the Company adopted Accounting Standards Update (ASU) 2020-06 - Accounting for Convertible Instruments and Contracts in an Entity's Own Equity and upon adoption long-term debt increased by $82MM (See Note 12 - Long-Term Debt in the Notes to the Audited Consolidated Financial Statements in Item 8 of CNX’s December 31, 2022 Form 10-K for additional information). As this adjustment was recorded on a prospective basis, Management believes that presenting investors with the net debt on a historical basis would be beneficial.

Adjusted TTM EBITDAX: EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below.

	Three Months Ended				Twelve Months Ended
(Dollars in millions)	31-Mar-25	30-Jun-25	30-Sep-25	31-Dec-25	31-Dec-25
Net (Loss) Income	($198)	$433	$202	$196	$633
Interest Expense	42	43	43	42	170
Interest Income	—	(1)	—	—	(1)
Income Tax (Benefit) Expense	(75)	153	64	28	170
(Loss) Earnings Before Interest & Taxes (EBIT)	(231)	628	309	266	972
Depreciation, Depletion & Amortization	127	153	149	145	574
Exploration Expense	2	2	2	5	11
(Loss) Earnings Before Interest, Taxes, DD&A, and Exploration (EBITDAX)	(102)	783	460	416	1,557
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	418	(456)	(110)	(130)	(278)
Gain on Non-Core Asset Sale	—	—	(57)	—	(57)
Stock Based Compensation	9	5	5	5	24
Loss on Debt Extinguishment	—	—	—	1	1
Total Pre-tax Adjustments	427	(451)	(162)	(124)	(310)
Adjusted EBITDAX TTM	$325	$332	$298	$292	$1,247

Non-GAAP Measures

The Company's management believes that the following measures provide useful information to external users of the Company's consolidated financial statements, such as industry analysts, lenders and ratings agencies. Free cash flow should not be considered as alternatives to net cash provided by operating activities or any other measure of liquidity presented in accordance with GAAP.

Free Cash Flow (FCF): Net cash provided by operating activities minus capital expenditures plus proceeds from asset sales and minus investments in equity affiliates.

2025 Free Cash Flow
(Dollars in millions)	Q4-2025	Q3-2025	Q2-2025	Q1-2025	YTD-2025
Net Cash Provided by Operating Activities	$296	$234	$283	$216	$1,029
Capital Expenditures	(174)	(76)	(114)	(131)	(495)
Proceeds from Asset Sales	3	68	21	16	108
Investments in Equity Affiliates	7	—	(2)	(1)	4
Free Cash Flow	$132	$226	$188	$100	$646

2024 Free Cash Flow
(Dollars in millions)	Q4-2024	Q3-2024	Q2-2024	Q1-2024	YTD-2024
Net Cash Provided by Operating Activities	$269	$170	$192	$185	$816
Capital Expenditures	(105)	(115)	(152)	(168)	(540)
Proceeds from Asset Sales	37	8	7	8	60
Investments in Equity Affiliates	(2)	(3)	—	—	(5)
Free Cash Flow	$199	$60	$47	$25	$331

2023 Free Cash Flow
(Dollars in millions)	Q4-2023	Q3-2023	Q2-2023	Q1-2023	YTD-2023
Net Cash Provided by Operating Activities	$161	$206	$199	$248	$814
Capital Expenditures	(107)	(206)	(196)	(170)	(679)
Proceeds from Asset Sales	8	19	132	11	170
Free Cash Flow	$62	$19	$135	$89	$305

2022 Free Cash Flow
(Dollars in millions)	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022
Net Cash Provided by Operating Activities	$442	$265	$192	$336	$1,235
Capital Expenditures	(173)	(134)	(137)	(122)	(566)
Proceeds from Asset Sales	7	4	7	20	38
Free Cash Flow	$276	$135	$62	$234	$707

2021 Free Cash Flow
(Dollars in millions)	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021
Net Cash Provided by Operating Activities	$254	$215	$239	$219	$927
Capital Expenditures	(117)	(97)	(129)	(123)	(466)
Proceeds from Asset Sales	21	12	7	5	45
Free Cash Flow	$158	$130	$117	$101	$506

2020 Free Cash Flow
(Dollars in millions)	Q4-2020	Q3-2020	Q2-2020	Q1-2020	YTD-2020
Net Cash Provided by Operating Activities	$161	$223	$144	$267	$795
Capital Expenditures	(92)	(108)	(135)	(152)	(487)
Proceeds from Asset Sales	16	6	12	14	48
Free Cash Flow	$85	$121	$21	$129	$356

Risk Factors

This presentation, including the oral statements made in connection herewith, contains forward-looking statements estimates and projections within the meaning of the federal securities laws. Statements that are not historical are forward-looking and may include our operational and strategic plans; estimates of gas reserves and resources; projected timing and rates of return of future investments; and projections and estimates of future production revenues, income and capital spending. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements estimates and projections. Investors should not place undue reliance on forward-looking statements as a prediction of future actual results. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update the statements, and we caution you not to rely on them unduly.

Specific factors that could cause future actual results to differ materially from the forward-looking statements are described in detail under the captions “Cautionary Statement Regarding Forward-looking Statements” and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (SEC) on February 11, 2025, as supplemented by our quarterly reports on Form 10-Q filed in 2025, and any subsequent reports filed with the SEC. Those risk factors discuss, among other matters, pricing volatility or pricing decline for natural gas and NGLs; local, regional and national economic conditions and the impact they may have on our customers; events beyond our control, including a global or domestic health crisis or global instability; our operations and national and global economic conditions, generally; conditions in the oil and gas industry; the financial condition of our customers; any nonperformance by customers of their contractual obligations; changes in customer, employee or supplier relationships; ability to quality for environmental attribute credits and the volatility of environmental attribute markets; and changes in safety, health, environmental and other regulations.